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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):        OCTOBER 19, 1999
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                          SPECIALTY CARE NETWORK, INC.
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                 (Exact Name of Registrant Specified in Charter)


            DELAWARE                     0-22019                  62-1623449
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)


     44 UNION BOULEVARD, SUITE 600
           LAKEWOOD, COLORADO                                         80228
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:       (303) 716-0041
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ITEM 5. OTHER EVENTS

On October 19, 1999, the Company issued a press release addressing certain recent developments. A copy of the press release is attached hereto as exhibit
99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit.

    99.1 Press Release dated October 19, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SPECIALTY CARE NETWORK, INC.
                                                     (Registrant)



                                             By: /s/ D. Paul Davis
                                                 -------------------------------
                                                 D. Paul Davis
                                                 Senior Vice President of
                                                 Finance/Chief Financial Officer

Dated: October 21, 1999

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                                  EXHIBIT INDEX


Exhibit Number                  Description
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Exhibit 99.1                    Press Release dated October 19, 1999




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